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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: September 26, 2003
Date of earliest event reported: September 25, 2003

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4650 S.W. Macadam Avenue Suite 440 Portland, Oregon 97239-4254 (Address of principal executive offices)
(503) 417-4800 (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS

        On September 25, 2003 Precision Castparts Corp. ("PCC") issued a press release announcing that it would voluntarily refile its Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act with the Federal Trade Commission and the Antitrust Division of the Department of Justice with respect to its acquisition of SPS Technologies, Inc. A copy of PCC's press release is attached as Exhibit 99.

ITEM 7.    Financial Statements and Exhibits

  (c)
  Exhibits

  Exhibit 99  Precision Castparts Corp. press release dated September 25, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.
Date: September 26, 2003	By:	/s/ WILLIAM D. LARSSON
	Name:	William D. Larsson
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	Precision Castparts Corp. press release dated September 25, 2003.

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SIGNATURE
EXHIBIT INDEX